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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) January 16, 2006

                                BRIGHTPOINT, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
                 (State or Other Jurisdiction of Incorporation)

        0-23494                                          35-1778566
(Commission File Number)                      (IRS Employer Identification No.)


 501 Airtech Parkway, Plainfield, Indiana               46168
 (Address of Principal Executive Offices)            (Zip Code)


                                 (317) 707-2355
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 16, 2006, Brightpoint North America L.P., a subsidiary of Brightpoint, Inc. (the "Company"), entered into a Third Amendment to its October 29, 2001 distribution agreement with Nokia Inc. extending its distribution relationship with Nokia through December 31, 2007, subject to earlier termination as provided in the agreement. The Third Amendment also resulted in certain changes in product order processes and procedures, distribution requirements and payment terms. Subject to the terms of the Third Amendment, which include certain exceptions and exclusions, Brightpoint North America L.P. will continue to be the exclusive authorized distributor for Nokia brand mobile phones in the United States. The Company issued a press release regarding the Third Amendment on January 19, 2006, which is annexed hereto as Exhibit 99.2 and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.


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
        99.1       Press Release of Brightpoint, Inc. dated January 19, 2006
        99.2       Cautionary Statements.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BRIGHTPOINT, Inc.
                                   (Registrant)

                                   By: /s/ Steven E. Fivel
                                       ------------------------
                                       Steven E. Fivel
                                       Executive Vice President, General Counsel
                                       and Secretary

Date: January 19, 2006

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